Exhibit 3.37

SECRETARY OF STATE STATE OF MONTANA BOB BROWN	PRIORITY

Business Services Bureau Pat Haffey, Deputy	Montana State Capitol PO Box 202801 Helena, MT 59620-2801 (406) 444-3665 http://www.state.mt.us/sos/

KIDS BEHAVIORAL HEALTH 1385 HASKELL ST RENO NV 89509	RE: OLD NAME. CCS OF MONTANA, INC. NEW NAME: KIDS BEHAVIORAL HEALTH OF MONTANA, INC. NAME: CHANGE Date of Filing: October 10, 2002 Filing Number: D-090029 - 435450
October 11, 2002
Greetings:

I’ve approved the filing of the documents for the above named entity. The document number and filing date have been recorded on the original document. This letter serves as your certificate of filing and should be maintained in your files for future reference.

Please be advised that an amendment will need to be filed to change the applicant name on the Assumed Business Name, CHILDREN’S COMPREHENSIVE SERVICES OF MONTANA, which is related to this corporation. I have enclosed an amendment form for your convenience and the filing fee is $20.00.

Thank yon for giving this office the opportunity to serve you. If you have any questions in this regard, or need additional assistance, please do not hesitate to contact the Business Services Bureau professionals at (406) 444-3665.

Sincerely,

/s/ Bob Brown
Bob Brown
Secretary of State
Enclosure

You can correspond with our office via facsimile. Our fax number is (406) 444-3976. You can now fax in your search, copy, and certificate requests.

STATE OF MONTANA
ARTICLES of AMENDMENT for
NAME CHANGE for PROFIT
CORPORATION
PRIORITY
MAIL:	BOB BROWN
Secretary of State
P.O. Box 202801
Helena, MT 59620-2801
PHONE:	( (406) 444-3665
FAX:	(406) 444-3976
WEB SITE:	www.state.mt.us/sos

•	FIRST: The current name of the Corporation is: CCS of Montana, Inc.

•	SECOND: The name is hereby amended to be Kids Behavioral Health of Montana, Inc.

•	THIRD: The date this amendment was adopted is 09/16/02.

                                       (mo/day/year)

•	FOURTH: Choose either (1) or (2):

(1) This amendment was adopted by a sufficient vote of the Board of Directors. A vote of the shareholders was not required.

or	(2) This amendment was adopted by a vote of the shareholders.

There were 1,000 shares issued; 1,000 voted

                    (specific #)                    (specific #)

for the amendment; 0 voted against.

                    (specific #)

/s/ Bill R. Vickers
Signature of Officer or Chair of the Board

Chairman of the Board	September, 2002
Title	Date

UNANIMOUS WRITTEN CONSENT OF SOLE SHAREHOLDER

OF

CCS OF MONTANA, INC.

The undersigned, being the sole shareholder of CCS of Montana, Inc., a Montana Corporation (the “Corporation”), hereby adopts the following preambles and resolutions, as of September 16, 2002.

WHEREAS it is in the best interests of the Corporation to change the legal name of the Corporation;

NOW, THEREFORE, BE IT RESOLVED THAT the Articles of Incorporation of the Corporation be, and they hereby are, amended to change the name of the Corporation to the following:

KIDS BEHAVIORAL HEALTH OF MONTANA, INC.

RESOLVED FURTHER THAT all actions heretofore taken by the directors of the Corporation in furtherance of the name change and this resolution are hereby ratified and approved.

RESOLVED FURTHER THAT the Secretary of the Corporation is hereby directed to file a copy of this Unanimous Written Consent with the minutes of the proceedings of the Corporation.

KIDS BEHAVIORAL HEALTH, LLC. a Nevada limited liability company Sole Shareholder

/s/ Bill R. Vickers
By: BILL R. VICKERS
President and Chief Executive Officer

05/31/01 11:21 HA&TCO/MPRS g SEC STATE	NO. 149 P002/002

STATE OF MONTANA
[SEAL]	STATEMENT of CHANGE of
[ILLEGIBLE]
[ILLEGIBLE]

MAIL TO:	BOB BROWN
Secretary of State
P.O. Box 202801
Helena, MT 59620-2801
Phone: (406) 444-3665

For the purpose of having and continuously maintaining a registered agent at a registered office within the State of Montana, the undersigned submits the following statements of fact to the Secretary of State.

☑ Corporation (35-1-314, 35-1-1033, 35-2-310, 35-2-828, MCA) ☐ Limited Liability Company (35-8-105, MCA) ☐ Limited Partnership (35-12-507, MCA)	PAID

1.	The exact name of the entity (please check one box above): [ILLEGIBLE]

Newly Appointed Registered Agent Information

2.	The name of the newly appointed registered agent: National Registered Agents, Inc.

3.	The street and mailing address of the newly appointed registered office (must be in Montana):

28 West Sixth Avenue, P.O. Box 1691

Helena, MT 59624

(Include street name and number or physical location in addition to box number with the city and zip)

Signature of consent of new agent (required if changed): [ILLEGIBLE], Special Asst. Secretary

4.	The name of the former registered agent: [ILLEGIBLE]

5.	The street and mailing address of the former registered office:

[ILLEGIBLE]

HELENA, MT

(Include street name and number or physical location in addition to box number with the city and zip)

6.	The undersigned further states that the street address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	By my signature, I, as an official of the above corporation, do state that I signed this statement on behalf of the corporation and that the statements contained therein are true, under penalty of false swearing.

/s/ Illegible	5/29/11
Signature of Officer or Authorized Person	Dated

Illegible, Secretary	[Illegible]
Printed Name and Title of above Authorized Person

STATE OF MONTANA	230558
OFFICE OF THE SECRETARY OF STATE	STATE OF MONTANA
FILED
STATEMENT OF CHANGE OF REGISTERED AGENT	DEC. 15, 1997
AND/OR REGISTERED OFFICE	SECRETARY OF STATE
D - 090029

FOR THE PURPOSE OF HAVING AND CONTINUOUSLY MAINTAINING A REGISTERED AGENT AT A REGISTERED OFFICE WITHIN THE STATE OF MONTANA, THE UNDERSIGNED SUBMITS THE FOLLOWING STATEMENTS OF FACT TO THE SECRETARY OF STATE:

1.	THE EXACT NAME OF THE ENTITY:

CCS OF MONTANA, INC.

2.	THE STREET AND MAILING ADDRESS OF THE CURRENT REGISTERED OFFICE:

406 FULLER AVE
BOX 1166
HELENA MT 59624-1166

3.	THE STREET AND MAILING ADDRESS OF THE NEW REGISTERED OFFICE:

40 W LAWRENCE STE A
PO BOX 1166
HELENA MT 59624-1166

4.	THE NAME OF THE CURRENT REGISTERED AGENT:

C T CORPORATION SYSTEM

5.	THE NAME OF THE NEW REGISTERED AGENT:

6.	THE UNDERSIGNED FURTHER CERTIFIES THAT THE STREET ADDRESS OF THE REGISTERED OFFICE AND THE ADDRESS OF THE BUSINESS OFFICE OF THE REGISTERED AGENT, AS CHANGED, WILL BE IDENTICAL.

7.	THE UNDERSIGNED FURTHER CERTIFIES THAT THE NAMED ENTITY HAS BEEN NOTIFIED OF THE CHANGE.

8.	BY MY SIGNATURE, I, AS AN OFFICIAL OF THE ABOVE REGISTERED AGENT, DO CERTIFY THAT THE STATEMENTS CONTAINED THEREIN ARE TRUE, UNDER PENALTY OF LAW.

/s/ Kenneth J. Uva	12/15/1997
SIGNATURE OF AUTHORIZED PERSON	DATED

KENNETH J. UVA, VICE PRESIDENT
NAME AND TITLE OF ABOVE AUTHORIZED PERSON

SECRETARY OF STATE STATE OF MONTANA MIKE COONEY	PRIORITY

Business Services Bureau	Montana State Capitol
Rose Ann Crawford, Deput	PO Box 202801
Helena, MT 59620-2801
(406) 444-3665
http://www.mt.gov/sos/

HELEN G FANDRICH LEGAL ASSISTANT	RE: CCS OF MONTANA INC.
SMITH LAW FIRM PC	Date of Filing: March 25, 1997
P O BOX 1691	Filing Number: 346293 - D90029
HELENA MT 59624

March 25, 1997

Dear Ms. Fandrich:

Attached please find a copy of the documents you recently filed with this office. The document number and filing date have been recorded on the copy I’ve attached. These documents serve as your certificate of filing and should be maintained in your files for future reference.

Thank you for giving this office the opportunity to serve you. If you have any questions in this regard, or need additional assistance, please do not hesitate to contact the Business Services Bureau professionals at (406) 444-3665.

Sincerely,

/s/ Mike Cooney
Mike Cooney
Secretary of State
Enclosure

You can correspond with our office via fecsimile. Our fax number is (406) 444-3976. You can now fax in your search, copy, and certificate requests.

STATE OF MONTANA	Prepare, sign and [ILLEGIBLE] ORIGINAL AND COPY with fee.
This is the minimum information required.

ARTICLES of INCORPORATION for DOMESTIC PROFIT CORPORATION (35-1-216, MCA) MAIL TO: MIKE COONEY Secretary of State P.O. Box 202801 Helena, MT 59620-2801 ((406) 444-3665	(For use by the Secretary of State only) 346293 STATE OF MONTANA FILED MAR 25 1997 SECRETARY OF STATE Form: DP-1 Filing Fee: $

☐ Priority Filing (additional $20.00)

•	Executed by the undersigned person for the purpose of forming a Montana corporation.

•	FIRST: The name of this Corporation is (must contain the word “corporation”, “incorporated”, “company”, or “limited” or an abbreviation of)

CCS of Montana, Inc.

•   SECOND: The name and address of its registered office/agent in Montana:

Registered Agent C T Corporation System

Street Address 406 Fuller Avenue

Mailing Address

City Helena, MONTANA Zip Code 59601.

[Illegible]

•	THIRD: The number of shares of Capital Stock which the Corporation has the authority to issue is 1,000 shares. Such Capital Stock shall have no par value.

•	FOURTH: The name and address of the incorporator is as follows:

Name Kevin P. O’Hara

Address Bass, Berry & Sims, 2700 First American Center

Nashville, TN, Zip Code 37238

March 21, 1997
Dated

/s/ Kevin P. O’Hara
Signature of Incorporator

Kevin P. O’Hara, Incorporator
Printed Name, Title

STATE OF MONTANA
Office of the Secretary of State
I hereby certify this is a true and
correct copy consisting of 8 pages,
as taken from the original on file in this
office, Originally of this certification can
be determined by the color blue.

DATED: 10/4/11	/s/ Linda McCulloch
BY: [ILLEGIBLE]	Linda McCulloch
Secretary of State